CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM Rock ETF Trust of our report dated December 19, 2025, relating to the financial statements and financial highlights of the funds listed in Appendix I, which appears in PGIM Rock ETF Trust’s Certified Shareholder Report on Form N-CSR for the year or periods ended October 31, 2025. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

February 19, 2026

Appendix I

PGIM S&P 500 Buffer 12 ETF – January
PGIM S&P 500 Buffer 20 ETF – January
PGIM S&P 500 Buffer 12 ETF – February
PGIM S&P 500 Buffer 20 ETF – February
PGIM S&P 500 Buffer 12 ETF – March
PGIM S&P 500 Buffer 20 ETF – March
PGIM S&P 500 Buffer 12 ETF – April
PGIM S&P 500 Buffer 20 ETF – April
PGIM S&P 500 Buffer 12 ETF – May
PGIM S&P 500 Buffer 20 ETF – May
PGIM S&P 500 Buffer 12 ETF – June
PGIM S&P 500 Buffer 20 ETF – June
PGIM S&P 500 Buffer 12 ETF – July
PGIM S&P 500 Buffer 20 ETF – July
PGIM S&P 500 Buffer 12 ETF – August
PGIM S&P 500 Buffer 20 ETF – August
PGIM S&P 500 Buffer 12 ETF – September
PGIM S&P 500 Buffer 20 ETF – September
PGIM S&P 500 Buffer 12 ETF – October
PGIM S&P 500 Buffer 20 ETF – October
PGIM S&P 500 Buffer 12 ETF – November
PGIM S&P 500 Buffer 20 ETF – November
PGIM S&P 500 Buffer 12 ETF – December
PGIM S&P 500 Buffer 20 ETF – December
PGIM Laddered S&P 500 Buffer 12 ETF
PGIM Laddered S&P 500 Buffer 20 ETF
PGIM S&P 500 Max Buffer ETF – January
PGIM S&P 500 Max Buffer ETF – February
PGIM S&P 500 Max Buffer ETF – March
PGIM S&P 500 Max Buffer ETF – April
PGIM S&P 500 Max Buffer ETF – May
PGIM S&P 500 Max Buffer ETF – June
PGIM S&P 500 Max Buffer ETF – July
PGIM S&P 500 Max Buffer ETF – August
PGIM S&P 500 Max Buffer ETF – September
PGIM S&P 500 Max Buffer ETF – October
PGIM S&P 500 Max Buffer ETF – November
PGIM Nasdaq-100 Buffer 12 ETF – January
PGIM Nasdaq-100 Buffer 12 ETF – April
PGIM Nasdaq-100 Buffer 12 ETF – July
PGIM Nasdaq-100 Buffer 12 ETF – October
PGIM Laddered Nasdaq-100 Buffer 12 ETF